UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 31, 2024

APOLLO MEDICAL HOLDINGS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-37392	95-4472349
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

1668 S. Garfield Avenue, 2nd Floor, Alhambra, California 91801

(Address of Principal Executive Offices) (Zip Code)

(626) 282-0288

Registrant’s Telephone Number, Including Area Code

__________________________________

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	AMEH	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02	Unregistered Sales of Equity Securities.

On January 31, 2024, Apollo Medical Holdings, Inc. (the “Company”) issued 631,712 shares of common stock pursuant to the transactions described under Item 8.01 of this Current Report on Form 8-K (this “Report”). The issuance of shares of common stock was deemed to be exempt from registration pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended, as a transaction not involving a public offering.

Item 8.01	Other Events.

On November 7, 2023, the Company filed a Current Report on Form 8-K reporting that it entered into an Asset and Equity Purchase Agreement (the “Purchase Agreement”) to acquire (i) all of the outstanding general and limited partnership interests of Advanced Health Management Systems, L.P. (“AHMS”) and (ii) substantially all the assets of Community Family Care Medical Group IPA, Inc. (“CFC”), and that the Company anticipated such acquisitions would occur in two separate closings. On November 7, 2023, Network Medical Management, Inc., a wholly-owned subsidiary of the Company, also entered into a Stock Purchase Agreement (the “I Health Purchase Agreement”) to purchase 25% of the outstanding shares of common stock of I Health, Inc. (“I Health”). Under such terms, the purchase price of approximately $202 million is comprised of approximately $152 million in cash on hand, subject to customary adjustments, approximately $20 million in equity (which equals 631,712 shares of common stock of the Company), and up to approximately $30 million in performance-based milestone payments.

On January 31, 2024, the parties to the Purchase Agreement entered into Amendment No. 1 to the Purchase Agreement (the “Amendment”). The Amendment amends the Purchase Agreement by, among other things, modifying certain defined terms, covenants and schedules and the effective time of the Initial Closing (as defined in the Purchase Agreement). The foregoing description of the Amendment does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Amendment, a copy of which is filed as Exhibit 10.1 to this Report and is incorporated herein by reference.

Also on January 31, 2024, the first closing under the Purchase Agreement occurred, and the Company completed its acquisition of CFC’s assets pursuant to the terms of the Purchase Agreement, as amended by the Amendment. The Company expects to complete the second closing under the Purchase Agreement and acquire the outstanding general and limited partnership interests of AHMS during the first quarter of 2024, subject to obtaining required regulatory approvals. It is currently expected that the I Health Purchase Agreement closing will occur during the first quarter of 2024.

Forward-Looking Statements

This Report contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements include words such as “forecast,” “guidance,” “projects,” “estimates,” “anticipates,” “believes,” “expects,” “intends,” “may,” “plans,” “seeks,” “should,” or “will,” or the negative of these words or similar words. Forward-looking statements involve certain risks and uncertainties, and actual results may differ materially from those discussed in each such statement. A number of important factors could cause actual results to differ materially from those included within or contemplated by the forward-looking statements, including, but not limited to, risks arising from the diversion of management’s attention from the Company’s ongoing business operations, an increase in the amount of costs, fees and expenses and other charges related to the acquisitions described in this Report, outcome of any litigation that the Company or the sellers may become subject to relating to such acquisitions, the extent of, and the time necessary to obtain, any regulatory approvals required for completion of the acquisitions, the occurrence of any event, change or other circumstance that could give rise to the termination of the agreements relating to the acquisitions, an inability to complete the acquisitions in a timely manner or at all, including due to a failure of any condition to the closing of the acquisitions to be satisfied or waived by the applicable party, the occurrence of any event, change or other circumstance that could give rise to the termination of any of the agreements to the acquisitions, a decline in the market price for the Company’s common stock if the acquisitions are not completed, risks that the acquisitions disrupt current plans and operations of the Company or sellers and potential difficulties in sellers’ employee retention as a result of the acquisitions, and the ability to implement business plans, forecasts and other expectations after the completion of the acquisitions, realize the intended benefits of the acquisitions, and identify and realize additional opportunities following the acquisitions, as well as the other risks and uncertainties identified in filings by the Company with the Securities and Exchange Commission, including the Company’s Annual Report on Form 10-K/A for the year ended December 31, 2022 and subsequent quarterly reports on Form 10-Q. The Company does not undertake any responsibility to update any of these factors or to announce publicly any revisions to any of the forward-looking statements contained in this or any other document, whether as a result of new information, future events, or otherwise, except as may be required by any applicable securities laws.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1*	Amendment No. 1 to Asset and Equity Purchase Agreement, dated as of January 31, 2024, by and among Metropolitan IPA, a California professional corporation, ApolloCare Enablement of CA, LLC, Network Medical Management, Inc., Apollo Medical Holdings, Inc., Community Family Care Medical Group IPA, Inc., Advanced Health Management Systems, L.P., Accie M. Mitchell and Gloria C. Mitchell, as Co-Trustees of the Mitchell Family Trust dated July 2, 2003, CFC Management, LLC, the other parties thereto and Marc Mitchell, as the Equityholder Representative.
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document).

* Certain of the exhibits and schedules to this exhibit have been omitted in accordance with Item 601(a)(5) of Regulation S-K. The Company agrees to furnish a copy of all omitted exhibits and schedules to the Securities and Exchange Commission upon its request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APOLLO MEDICAL HOLDINGS, INC.

Date: February 2, 2024	By:	/s/ Brandon Sim
	Name: Title:	Brandon Sim Chief Executive Officer and President